                                                                Exhibit 99.7
                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                  620,795.13
Available Funds:
        Contract Payments due and received in this period                                         7,228,513.75
        Contract Payments due in prior period(s) and received in this period                        388,166.59
        Contract Payments received in this period for next period                                   190,136.93
        Sales, Use and Property Tax, Maintenance, Late Charges                                      249,256.39
        Prepayment Amounts related to early termination in this period                              594,963.49
        Servicer Advance                                                                          1,019,129.90
        Proceeds received from recoveries on previously Defaulted Contracts                               0.00
        Transfer from Reserve Account                                                                 6,597.30
        Interest earned on Collection Account                                                         4,899.66
        Interest earned on Affiliated Account                                                           741.60
        Proceeds from repurchase of Contracts per Contribution and Servicing
        Agreement Section 5.03                                                                            0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
        contract < Predecessor contract)                                                                  0.00
        Amounts paid under insurance policies                                                             0.00
        Any other amounts                                                                                 0.00
                                                                                                 -------------
Total Available Funds                                                                            10,303,200.74
Less: Amounts to be Retained in Collection Account                                                  603,242.94
                                                                                                 -------------
AMOUNT TO BE DISTRIBUTED                                                                          9,699,957.80
                                                                                                 =============

DISTRIBUTION OF FUNDS:

1.      To Trustee -  Fees                                                                                               0.00
2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 388,166.59
3.      To Bank of America Derivative Settlement                                                                   495,656.88
4.      To Noteholders (For Servicer Report immediately following the Final Additional
        Closing Date)
            a) Class A1 Principal and Interest                                                                           0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                               6,505,102.76
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                 284,169.79
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 291,337.50
            b) Class B Principal and Interest                                                                      129,821.47
            c) Class C Principal and Interest                                                                      264,671.83
            d) Class D Principal and Interest                                                                      177,252.10
            e) Class E Principal and Interest                                                                      244,379.15

5.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
6.      To Issuer - Residual Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         207,087.90
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                        217,962.09
            c) Reserve Account Distribution (Provided no Restricting or Amortization
                 Event in effect)                                                                                    6,597.30
7.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 254,897.65
8.      To Servicer, Servicing Fee and other Servicing Compensations                                               232,854.79
                                                                                                                 ------------
TOTAL FUNDS DISTRIBUTED                                                                                          9,699,957.80
                                                                                                                 ============
                                                                                                                 ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         603,242.94
                                                                                                                 ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                              $6,821,018.04
      - Add Investment Earnings                                                                                     6,597.30
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
      - Less Distribution to Certificate Account                                                                    6,597.30
                                                                                                               -------------
End of period balance                                                                                          $6,821,018.04
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $6,821,018.04
                                                                                                               =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                   251,973,921.22
                          Pool B                                                    75,890,227.33
                                                                                   ---------------
                                                                                                                  327,864,148.55
Class A Overdue Interest, if any                                                             0.00
Class A Monthly Interest - Pool A                                                      528,134.97
Class A Monthly Interest - Pool B                                                      159,065.21

Class A Overdue Principal, if any                                                            0.00
Class A Monthly Principal - Pool A                                                   4,366,344.72
Class A Monthly Principal - Pool B                                                   2,027,065.15
                                                                                   --------------
                                                                                                                    6,393,409.87
Ending Principal Balance of the Class A Notes
                          Pool A                                                   247,607,576.50
                          Pool B                                                    73,863,162.18
                                                                                  ---------------                 --------------
                                                                                                                  321,470,738.68
                                                                                                                  ==============

--------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $400,172,000                    Original Face $400,172,000                               Balance Factor
$        1.717262                              $       15.976655                                          80.333141%
--------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                                0.00
                    Class A2                                                       46,864,148.55
                    Class A3a                                                     204,500,000.00
                    Class A3b                                                      76,500,000.00
                                                                                  --------------

Class A Monthly Interest                                                                                        327,864,148.55
                   Class A1 (Actual Number Days/360)                                        0.00
                   Class A2                                                           111,692.89
                   Class A3a                                                          284,169.79
                   Class A3b                                                          291,337.50
                                                                                  --------------

Class A Monthly Principal
                   Class A1                                                                 0.00
                   Class A2                                                         6,393,409.87
                   Class A3a                                                                0.00
                   Class A3b                                                                0.00
                                                                                  --------------

                                                                                                                  6,393,409.87
Ending Principal Balance of the Class A Notes
                   Class A1                                                                 0.00
                   Class A2                                                        40,470,738.68
                   Class A3a                                                      204,500,000.00
                   Class A3b                                                       76,500,000.00
                                                                                  --------------                --------------
                                                                                                                321,470,738.68
                                                                                                                ==============

Class A1

------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $54,600,000                     Original Face $54,600,000                                Balance Factor
     $   2.045657                                   $   117.095419                                         74.122232%
------------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                            4,294,308.81
                        Pool B                                            1,293,372.24
                                                                          ------------
                                                                                                                5,587,681.05

Class B Overdue Interest, if any                                                  0.00
Class B Monthly Interest - Pool A                                            16,032.09
Class B Monthly Interest - Pool B                                             4,828.59
Class B Overdue Principal, if any                                                 0.00
Class B Monthly Principal - Pool A                                           74,414.18
Class B Monthly Principal - Pool B                                           34,546.61
                                                                          ------------
                                                                                                                  108,960.79
Ending Principal Balance of the Class B Notes
                     Pool A                                               4,219,894.63
                     Pool B                                               1,258,825.63
                                                                          ------------                          ------------
                                                                                                                5,478,720.26
                                                                                                                ============

------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $6,820,000                 Original Face $6,820,000                          Balance Factor
     $    3.058751                            $   15.976655                                   80.333142%
------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                   8,588,617.60
                        Pool B                                   2,586,744.45
                                                                 ------------
                                                                                                          11,175,362.05

Class C Overdue Interest, if any                                         0.00
Class C Monthly Interest - Pool A                                   35,929.05
Class C Monthly Interest - Pool B                                   10,821.21
Class C Overdue Principal, if any                                        0.00
Class C Monthly Principal - Pool A                                 148,828.36
Class C Monthly Principal - Pool B                                  69,093.21
                                                                -------------
                                                                                                             217,921.57
Ending Principal Balance of the Class C Notes
                      Pool A                                     8,439,789.24
                      Pool B                                     2,517,651.24
                                                                -------------                             -------------
                                                                                                          10,957,440.48
                                                                                                          =============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $13,640,000                Original Face $13,640,000                         Balance Factor
      $   3.427438                             $  15.976655                                   80.333141%
-------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                       5,723,646.19
                        Pool B                                       1,723,864.15
                                                                    -------------
                                                                                                      7,447,510.34

Class D Overdue Interest, if any                                             0.00
Class D Monthly Interest - Pool A                                       24,611.68
Class D Monthly Interest - Pool B                                        7,412.62
Class D Overdue Principal, if any                                            0.00
Class D Monthly Principal - Pool A                                      99,182.54
Class D Monthly Principal - Pool B                                      46,045.26
                                                                    -------------
                                                                                                        145,227.80
Ending Principal Balance of the Class D Notes
                       Pool A                                       5,624,463.65
                       Pool B                                       1,677,818.89
                                                                    ------------                      ------------
                                                                                                      7,302,282.54
                                                                                                      ============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $9,090,000                 Original Face $9,090,000                          Balance Factor
     $   3.523025                              $    15.976656                                 80.333141%
-------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                       Pool A                                          7,159,280.22
                       Pool B                                          2,156,252.52
                                                                      -------------
                                                                                                         9,315,532.74

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A                                        48,205.82
Class E Monthly Interest - Pool B                                        14,518.77
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                      124,060.00
Class E Monthly Principal - Pool B                                       57,594.56
                                                                      ------------
                                                                                                           181,654.56
Ending Principal Balance of the Class E Notes
                      Pool A                                          7,035,220.22
                      Pool B                                          2,098,657.96
                                                                      ------------                       ------------
                                                                                                         9,133,878.18
                                                                                                         ============

-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $11,370,000                Original Face $11,370,000                         Balance Factor
      $   5.516675                             $     15.976654                                80.333141%
-------------------------------------------------------------------------------------------------------------

                               DVI RECEIVABLES XVII L.L.C. 2002-1
                                        SERVICER REPORT
                             FOR THE PAYMENT DATE FEBRUARY 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                       Pool A                                          8,590,214.25
                       Pool B                                          2,587,225.32
                                                                       ------------
                                                                                                          11,177,439.57

Residual Interest - Pool A                                               181,417.68
Residual Interest - Pool B                                                25,670.22
Residual Principal - Pool A                                              148,856.03
Residual Principal - Pool B                                               69,106.06
                                                                       ------------
                                                                                                             217,962.09
Ending Residual Principal Balance
                       Pool A                                          8,441,358.22
                       Pool B                                          2,518,119.26
                                                                       ------------                       -------------
                                                                                                          10,959,477.48
                                                                                                          =============

X.   Payment to Servicer

- Collection period Servicer Fee                                                                             232,854.79
- Servicer Advances reimbursement                                                                            388,166.59
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            254,897.65
                                                                                                             ----------
Total amounts due to Servicer                                                                                875,919.03
                                                                                                             ==========

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   286,329,988.29

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

        Decline in Aggregate Discounted Contract Balance                                                                4,961,685.82

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      281,368,302.47
                                                                                                                      ==============
        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                           4,565,985.13

          - Principal portion of Prepayment Amounts                                                  395,700.69

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                       0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                            0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                     0.00

                                                                                                   ------------
                                 Total Decline in Aggregate Discounted Contract Balance            4,961,685.82
                                                                                                   ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    86,237,686.03

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

        Decline in Aggregate Discounted Contract Balance                                                                2,303,450.84

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      --------------
                                                                                                                       83,934,235.19
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                           2,106,873.03

          - Principal portion of Prepayment Amounts                                                  196,577.81

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                        0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                             0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                      0.00
                                                                                                   ------------
                                    Total Decline in Aggregate Discounted Contract Balance         2,303,450.84
                                                                                                   ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     365,302,537.66
                                                                                                                      ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                   Predecessor
                                                                       Discounted      Predecessor                 Discounted
Lease #         Lessee Name                                          Present Value       Lease #                  Present Value
--------------------------------------------------                   -------------     -----------              ----------------
3446-004        Bethesda Regional Cancer Treatment                   $  657,993.20      2879-002                $     438,601.04
3446-005        Bethesda Regional Cancer Treatment                   $  806,918.85      3220-002                $   2,998,755.95
3446-006        Bethesda Regional Cancer Treatment                   $1,496,057.34
3446-007        Bethesda Regional Cancer Treatment                   $  437,159.27
                Cash                                                 $   39,228.33
3355-003        New Valley Health Group                              $1,206,272.40
                                                                                        2716-203                $     316,980.82
                                                                                        2716-204                $     324,118.47
                                                                                        2046-204                $     241,219.41
                                                                                        2046-205                $     228,201.51
                                                                     =============                              ================
                                                    Totals:          $4,643,629.39                              $   4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $   4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                                               $ 336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $1,110,520.21
b)  Total discounted Contract Balance of Substitute Receivables                         $1,206,272.40
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES________   X    NO

Pool B                                                                                                               Predecessor
                                                                 Discounted                Predecessor                Discounted
Lease #               Lessee Name                              Present Value                 Lease #                Present Value
----------------------------------------------------           --------------            ----------------          ---------------
                        NONE

                                                                    -----                                          ---------------
                                             Totals:                $0.00                                          $          0.00
a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES_________    NO   X

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & General Rights (Pool B)


Pool A - Non-Performing                                                                                           Predecessor
                                                                Discounted           Predecessor                  Discounted
Lease #      Lessee Name                                      Present Value            Lease #                   Present Value
--------------------------------------------------------    -----------------       -------------              ------------------
3714-002     Kaley Imaging, Inc., and KI Holding                $1,077,801.74         3196-001                 $       676,598.53
                 Cash                                           $  186,640.06         3196-002                 $       240,400.54
                                                                                      3196-003                 $        79,697.00
                                                                                      3116-402                 $        97,806.30
                                                                                      3116-404                 $        43,955.63
                                                                                      3116-405                 $       125,983.80

                                                                -------------                                  ------------------
                               Totals:                          $1,264,441.80                                  $     1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                              $   336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                       YES_______      NO    X

Pool B - General Contract Substitution Rights                                                                       Predecessor
                                                                Discounted          Predecessor                     Discounted
Lease #          Lessee Name                                   Present Value          Lease #                      Present Value
--------------------------------------------------------    -----------------     ---------------              --------------------
3694-001         Community Radiology of Virginia               $2,833,341.68          1377-006                 $       1,547,323.56
3730-002         MICA Imaging, Inc., and MI Imaging            $3,815,001.24           288-097                 $         697,415.55
                                                                                       288-098                 $          22,467.83
                                                                                      1971-091                 $         665,899.16
                                                                                      2478-002                 $         477,187.21
                                                                                      2478-091                 $          51,246.48
                                                                                      3273-002                 $       2,581,143.34
                                                                                      3251-003                 $          85,517.94

                                                               -------------                                   ====================
                                                Totals:        $6,648,342.92                                   $       6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $       6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                              $     117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES_______     NO   X

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.     Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                                 Total Outstanding Contracts
This Month                            6,499,276.50             This Month                      365,302,537.66
1 Month Prior                         5,651,571.43             1 Month Prior                   372,567,674.32
2 Months Prior                        2,487,091.77             2 Months Prior                  381,868,872.63

Total                                14,637,939.70             Total                         1,119,739,084.61

a) 3 Month Average                    4,879,313.23             b) 3 Month Average              373,246,361.54

c) a/b                                       1.31%

2.   Does a Delinquency Condition Exist (1c > 6% )?                                            Yes______________ No           X

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                     Yes______________ No           X

     B. An Indenture Event of Default has occurred and is then continuing?                     Yes______________ No           X

4.   Has a Servicer Event of Default occurred?                                                 Yes______________ No           X

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                          Yes______________ No           X

     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
        obligation not remedied within 90 days?                                                Yes______________ No           X

     C. As of any Determination date, the sum of all defaulted contracts since the
        Closing date exceeds 6% of the ADCB on the Closing Date?                               Yes______________ No           X

6.   Aggregate Discounted Contract Balance at Closing Date                                     Balance   $   454,734,535.69
                                                                                                         ------------------

     DELINQUENT LEASE SUMMARY

Days Past Due                                         Current Pool Balance              # Leases
-------------                                         --------------------              --------
  31 - 60                                                17,491,543.19                     52
  61 - 90                                                 1,434,654.62                     17
 91 - 180                                                 6,499,276.50                     26